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______________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 18, 1996


                    CHEVY CHASE AUTO RECEIVABLES TRUST 1996-1
               --------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)



           New York                      333-04375            Not yet issued
- -------------------------------      ----------------     ----------------------
(State or Other Jurisdiction of      (Commission File        (I.R.S. Employer
        Incorporation)                    Number)         Identification Number)


c/o STEPHEN R. HALPIN, JR., 8401 CONNECTICUT AVENUE, CHEVY CHASE, MARYLAND 20815
- --------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code     (301) 986-7000
                                                   -------------------------

     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

- --------------------------------------------------------------------------------

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Item 5.

Description of the Certificates and the Auto Loans

     Chevy Chase Auto Receivables Trust 1996-1 (the "Trust") and Chevy Chase Bank, F.S.B., as seller, servicer, and originator of the Trust, have registered $227,697,669.92 in aggregate principal amount of the Trust's 6.60% Auto Receivables Backed Certificates (the "Certificates") with the Securities and Exchange Commission (the "Commission") on Form S-3 (the "Registration Statement"). Pursuant to the Registration Statement, the Trust issued $227,697,669.92 in aggregate principal amount of the Certificates on June 27, 1996 (the "Closing Date"). This Current Report on Form 8-K is being filed so that copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as exhibits to the Registration Statement, may be filed with the Commission.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement attached hereto as EXHIBIT 4.1, dated as of June 1, 1996, between Chevy Chase Bank, F.S.B., as Seller and Servicer, and First Bank National Association, as Trustee. The Certificates evidence, in the aggregate, fractional undivided ownership interests in the Trust which consists primarily of simple interest retail installment sales contracts and installment loans (the "Receivables") secured by new and used automobiles, light duty trucks and vans financed thereby. As of the Closing Date, the Receivables had the characteristics described in the Prospectus dated June 21, 1996 filed with the Commission pursuant to Rule 424(b)(1) of the Securities Exchange Act of 1934.









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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

     1.1 Underwriting Agreement, dated June 18, 1996, between Chevy Chase Bank, F.S.B., as Seller and Servicer, and J.P. Morgan Securities Inc., as Representative of the Underwriters

     4.1 Pooling and Servicing Agreement, dated as of June 1, 1996, between Chevy Chase Bank, F.S.B., as Seller and Servicer, and First Bank National Association, as Trustee










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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
- -----------    -----------

1.1 Underwriting Agreement, dated June 18, 1996, between Chevy Chase Bank, F.S.B., as Seller and Servicer, and J.P. Morgan Securities Inc., as Representative of the Underwriters

4.1 Pooling and Servicing Agreement, dated as of June 1, 1996, between Chevy Chase Bank, F.S.B., as Seller and Servicer, and First Bank National Association, as Trustee









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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CHEVY CHASE AUTO RECEIVABLES TRUST 1996-1

                           By:  Chevy Chase Bank, F.S.B., as Seller and Servicer



                              By:  /s/ Joel A. Friedman
                                   ------------------------------------
                                   Joel A. Friedman
                                   Senior Vice President and Controller




Date:  July 12, 1996










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